SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 16, 2003

MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

                                                         Minnesota                                                                       41-0950791
                                                         (State or other jurisdiction of                                             (IRS Employer Identification No.)
                                                         incorporation or organization)

201 Mentor Drive, Santa Barbara, California 93111
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(805) 879-6000

ITEM 5.  Other Events and Required FD Disclosure

On December 16, 2003, Mentor Corporation issued a press release announcing its proposed private placement of $125 million convertible subordinated notes.  On December 17, 2003, Mentor Corporation issued a press release announcing the pricing of its private placement of $125 million convertible subordinated notes.  Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM  7.  Exhibits.

(c)      The following exhibits are being filed herewith:

          Exhibit No.     Exhibit Description

          99.1              Press release dated December 16, 2003 - "Mentor Corporation Announces Proposed Private Placement of $125 million Convertible
                              Subordinated Notes"

          99.2              Press release dated December 17, 2003 - "Mentor Corporation Prices $125 million Private Placement of Convertible Subordinated Notes"

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MENTOR CORPORATION

Date:  December 17, 2003          /s/CHRISTOPHER J. CONWAY
                                                Christopher J. Conway, Chairman
                                                Chief Executive Officer

Date:  December 17, 2003          /s/ADEL MICHAEL
                                                Adel Michael, Vice Chairman
                                                Chief Financial Officer